Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Great Lakes Bancorp, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kim S. Destro, Chief Financial Officer, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934; and,

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                August 12, 2005

                /s/ Kim S. Destro
                Kim S. Destro
                Executive Vice President & Chief Financial Officer